Supplement to the

Fidelity® Aggressive Growth Fund,
Fidelity Convertible Securities Fund,
Fidelity Equity-Income II Fund,
Fidelity Growth Company Fund,
Fidelity Independence Fund, and
Fidelity New Millennium Fund®

Funds of Fidelity Financial Trust and Fidelity Mt.Vernon Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2006

Effective January 20, 2006, Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (formerly FMR Far East) have entered into a general research services agreement pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The funds' management fees are not impacted by these arrangements.

FFVSB-06-01 July 19, 2006
1.800200.105